SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 1999

                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-12259                  13-3527249
    -----------------             --------------           ----------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


                    75 Rockefeller Plaza, New York, NY 10019
               (Address of principal executive offices) (zip code)

                                 (212) 484-8000
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         Time Warner Inc. ("Time Warner" or the "Company") classifies its business interests into four fundamental areas: CABLE NETWORKS, consisting principally of interests in cable television programming; PUBLISHING, consisting principally of interests in magazine publishing, book publishing and direct marketing; ENTERTAINMENT, consisting principally of interests in recorded music and music publishing, filmed entertainment, television production and television broadcasting; and CABLE, consisting principally of interests in cable television systems. A majority of Time Warner's interests in filmed entertainment, television production, television broadcasting and cable television systems, and a portion of its interests in cable television programming, are held through Time Warner Entertainment Company, L.P. ("TWE").

         Time Warner owns general and limited partnership interests in TWE consisting of 74.49% of the pro rata priority capital ("Series A Capital") and residual equity capital ("Residual Capital"), and 100% of the junior priority capital. The remaining 25.51% limited partnership interests in the Series A Capital and Residual Capital of TWE are held by a subsidiary of MediaOne Group, Inc. ("MediaOne"). Since 1993, when MediaOne was admitted as a limited partner of TWE, Time Warner has not consolidated TWE and certain related companies (the "Entertainment Group") for financial reporting purposes because of certain rights held by MediaOne that allowed it to participate in the management of TWE's businesses.

         As previously reported in TWE's Current Report on Form 8-K dated August 3, 1999, TWE received a notice (the "Termination Notice") from MediaOne concerning the termination of MediaOne's covenant not to compete with TWE. The termination of that covenant is necessary for MediaOne to complete its merger with AT&T Corp. As a result of the Termination Notice and the operation of the partnership agreement governing TWE, MediaOne's governance and management rights over TWE have terminated immediately and irrevocably to the fullest extent permitted by Section 5.5(f) of the TWE partnership agreement. As a result, MediaOne no longer has a vote on, or any right to participate in, the Cable Management Committee described on page I-34 of Time Warner's Annual Report on Form 10-K for the year ended December 31, 1998, as amended ("Time Warner's Form 10-K") and its representatives serving on TWE's Board of Representatives no longer have the right to vote on any matter pertaining to any of TWE's businesses. MediaOne retains certain protective governance rights on the TWE Board of Representatives pertaining to certain limited matters affecting TWE as a whole.

         Because of this significant reduction in MediaOne's rights, for accounting purposes, Time Warner will consolidate the Entertainment Group, which substantially consists of TWE, retroactive to the beginning of 1999. As such, set forth herein are restated consolidated condensed financial statements of Time Warner and restated supplementary financial information of Time Warner's business segments as of and for the six months ended June 30, 1999, which gives effect to the consolidation of the Entertainment Group, effective as of January 1, 1999. In order to facilitate comparative analysis, also set forth herein are a pro forma consolidated condensed statement of operations of Time Warner and pro forma supplementary financial information of Time Warner's business segments for the year ended December 31, 1998 that each similarly gives effect to Time Warner's consolidation of the Entertainment Group as of the beginning of 1998.

         The restated and pro forma consolidated condensed financial statements and supplementary financial information should be read in conjunction with the historical financial statements of Time Warner and TWE, including the notes thereto, which are contained in Time Warner's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 and Time Warner's Form 10-K.

                                TIME WARNER INC.
                  Restated Consolidated Condensed Balance Sheet
                                  June 30, 1999
                              (millions, unaudited)


                                                                                      Intercompany
                                                           Time       Entertainment   Eliminations        Time
                                                          Warner          Group      and Consolidating   Warner
                                                        Historical(a)  Historical(a)   Adjustments(b)   Restated
                                                        -------------  -------------  ---------------   --------
ASSETS
Current Assets
Cash and equivalents....................................  $   304        $   117       $     -         $    421
Receivables, net........................................    2,397          2,639          (821)           4,215
Inventories.............................................      923          1,247             -            2,170
Prepaid expenses........................................    1,279            220             -            1,499
                                                          -------        -------       -------         --------

Total current assets....................................    4,903          4,223          (821)           8,305

Noncurrent inventories..................................    1,838          2,114            (9)           3,943
Loan receivable from Time Warner........................        -            400          (400)               -
Investments in and amounts due to and from
   Entertainment Group..................................    6,252              -        (6,252)               -
Other investments.......................................      924            903           (19)           1,808
Property, plant and equipment, net......................    2,027          6,302             -            8,329
Music catalogues, contracts and copyrights..............      824              -             -              824
Cable television and sports franchises..................    2,662          4,527           295            7,484
Goodwill................................................   11,647          3,795            57           15,499
Other assets............................................      816            625             -            1,441
                                                          -------         ------       --------        --------

Total assets............................................  $31,893        $22,889       $(7,149)        $ 47,633
                                                          =======        =======       ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Total current liabilities...............................  $ 4,136        $ 4,745       $  (716)        $  8,165
Long-term debt..........................................   10,765          6,535             -           17,300
Borrowings against future stock option proceeds.........    1,219              -             -            1,219
Deferred income taxes...................................    3,704              -             -            3,704
Unearned portion of paid subscriptions..................      755              -             -              755
Other long-term liabilities.............................    1,647          3,527        (1,451)           3,723
Minority interests......................................        -          1,744         1,356            3,100
Company-obligated mandatorily redeemable
   preferred securities of a subsidiary
   holding solely subordinated debentures
   of a subsidiary of the Company.......................      575              -             -              575
Time Warner General Partners' Senior Capital............        -            627          (627)               -
Shareholders' equity....................................    9,092          5,711        (5,711)           9,092
                                                          -------        -------       --------        --------

Total liabilities and shareholders' equity..............  $31,893        $22,889       $(7,149)        $ 47,633
                                                          =======        =======       ========        ========

See accompanying notes.


                                TIME WARNER INC.
             Restated Consolidated Condensed Statement of Operations
                     For the Six Months Ended June 30, 1999
                 (millions, except per share amounts; unaudited)


                                                                                      Intercompany
                                                           Time       Entertainment   Eliminations         Time
                                                          Warner          Group      and Consolidating    Warner
                                                        Historical(a)  Historical(a)   Adjustments(b)    Restated
                                                        ------------   ------------    --------------    --------

Revenues..............................................    $ 6,840         $5,994       $  (212)         $12,622

Cost of revenues(1)...................................     (3,696)        (3,904)          203           (7,397)
Selling, general and administrative(1)................     (2,365)        (1,202)            -           (3,567)
Gain on sale or exchange of
     cable systems and investments....................         11            760             -              771
Gain on early termination of video
     distribution agreement...........................          -            215             -              215
                                                          -------         ------       -------          -------

Business segment operating income.....................        790          1,863            (9)           2,644
Equity in pretax income of Entertainment Group........      1,135              -        (1,135)               -
Interest and other, net(2)............................       (513)          (392)            8             (897)
Minority interest.....................................          -           (301)            2             (299)
Corporate expenses....................................        (44)           (36)            -              (80)
                                                          -------         ------       -------          -------

Income before income taxes............................      1,368          1,134        (1,134)           1,368
Income tax provision..................................       (637)           (55)           55             (637)
                                                          -------         ------       -------          -------

Net income............................................        731          1,079        (1,079)             731
Preferred dividend requirements.......................        (36)             -             -              (36)
                                                          -------         ------       -------          -------

Net income applicable to common shares................    $   695         $1,079       $(1,079)         $   695
                                                          =======         ======       =======          =======

Net income per common share:
   Basic..............................................    $  0.56         $    -       $     -          $  0.56
                                                          =======         ======       =======          =======
   Diluted............................................    $  0.54         $    -       $     -          $  0.54
                                                          =======         ======       =======          =======

Average common shares:
   Basic..............................................    1,246.2              -             -          1,246.2
                                                          =======         ======       =======          =======
   Diluted............................................    1,401.6              -             -          1,401.6
                                                          =======         ======       =======          =======

---------------
(1)  Includes depreciation and amortization
     expense of:......................................    $   560         $  642       $    10          $ 1,212
                                                          =======         ======       =======          =======

(2)  Includes an approximate  $115 million
     pretax gain recognized by Time Warner
     in connection with the initial public
     offering of a 20% interest in Time
     Warner Telecom Inc.


See accompanying notes.


                                TIME WARNER INC.
            Pro Forma Consolidated Condensed Statement of Operations
                      For the Year Ended December 31, 1998
                 (millions, except per share amounts; unaudited)


                                                                                      Intercompany
                                                           Time       Entertainment   Eliminations        Time
                                                          Warner          Group      and Consolidating   Warner
                                                        Historical(a)  Historical(a)   Adjustments(b)   Pro Forma
                                                        ------------   ------------    -------------    ---------

Revenues..............................................    $14,582        $12,256       $  (594)         $26,244

Cost of revenues(1)...................................     (8,228)        (8,289)          506          (16,011)
Selling, general and administrative(1)................     (4,876)        (2,333)            -           (7,209)
Gain on sale or exchange of cable systems
   and investments....................................         18             90             -              108
                                                          -------        -------       -------          -------

Business segment operating income.....................      1,496          1,724           (88)           3,132
Equity in pretax income of Entertainment Group........        356              -          (356)               -
Interest and other, net(2)............................     (1,180)          (965)           23           (2,122)
Minority interest.....................................          -           (264)           (2)            (266)
Corporate expenses....................................        (86)           (72)            -             (158)
                                                          -------        -------       -------          -------

Income before income taxes............................        586            423          (423)             586
Income tax provision..................................       (418)           (92)           92             (418)
                                                          -------        -------       -------          -------

Net income............................................        168            331          (331)             168
Preferred dividend requirements(3)....................       (540)             -             -             (540)
                                                          -------        -------       -------          -------

Net income (loss) applicable to common shares.........    $  (372)       $   331       $  (331)         $ (372)
                                                          =======        =======       =======          =======

Net loss per common shares:
   Basic..............................................    $ (0.31)       $     -       $     -          $ (0.31)
                                                          =======        =======       =======          =======
   Diluted............................................    $ (0.31)       $     -       $     -          $ (0.31)
                                                          =======        =======       =======          =======

Average common shares:
   Basic..............................................    1,194.7              -             -          1,194.7
                                                          =======        =======       =======          =======
   Diluted............................................    1,194.7              -             -          1,194.7
                                                          =======        =======       =======          =======

---------------
(1)  Includes depreciation and amortization
     expense of:.....................................     $ 1,178        $ 1,436       $    21          $ 2,635
                                                          =======        =======       =======          =======

(2) Includes a charge of approximately $210 million recognized by TWE principally to reduce the carrying value of an interest in Primestar, Inc.

(3) Preferred dividend requirements include a one-time effect of $234 million ($.19 loss per common share) relating to the premium paid in connection with Time Warner's redemption of its Series M exchangeable preferred stock.



See accompanying notes.


                                TIME WARNER INC.
                       NOTES TO THE RESTATED AND PRO FORMA
                   CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


(a) Reflects the historical financial position and operating results of Time Warner and the Entertainment Group, which substantially consists of TWE, as of and for the six months ended June 30, 1999 and the year ended December 31, 1998. Certain reclassifications have been made to conform to the new, consolidated presentation.

(b) Adjustments reflect the elimination of all significant intercompany accounts and transactions between Time Warner and the Entertainment Group and other consolidating adjustments necessary to prepare a consolidated set of financial statements. These adjustments primarily include the elimination of (i) intercompany revenues and expenses, (ii) intercompany receivables and payables and (iii) the Entertainment Group's partnership capital and Time Warner's investment in the Entertainment Group.

                                Time Warner Inc.
                       Supplementary Financial Information
                               By Business Segment
                                  (In millions)
                                   (Unaudited)


                                                THREE MONTHS ENDED                            SIX MONTHS ENDED     YEAR ENDED
                              ------------------------------------------------------------  --------------------  -----------
                                    MARCH 31,           JUNE 30,       SEPT 30, DECEMBER 31,      JUNE 30,        DECEMBER 31,
                              ------------------- ------------------- ---------- ---------  --------------------  -----------
                               Restated Pro Forma  Restated Pro Forma Pro Forma  Pro Forma  Restated   Pro Forma  Pro Forma
                               1999 (4)  1998 (4)  1999 (4)  1998 (4)  1998 (4)  1998 (4)   1999 (4)   1998 (4)   1998 (4)
                              --------- --------- --------- --------- ---------- ---------  --------  ----------  -----------
      Revenues
      Cable Networks             $1,364    $1,240    $1,611    $1,415     $1,330    $1,392   $ 2,975     $ 2,655     $ 5,377

      Publishing                    974       948     1,153     1,136      1,076     1,336     2,127       2,084       4,496

      Music                         936       888       828       905        938     1,294     1,764       1,793       4,025

      Filmed Entertainment        1,697     1,684     1,783     1,834      2,272     2,188     3,480       3,518       7,978

      Broadcasting-
      The WB Network                 79        45        83        61         64        90       162         106         260

      Cable                       1,296     1,401     1,330     1,326      1,288     1,327     2,626       2,727       5,342

      Intersegment
      elimination                  (255)     (258)     (257)     (241)      (375)     (360)     (512)       (499)     (1,234)
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------

      Total                      $6,091    $5,948    $6,531    $6,436     $6,593    $7,267   $12,622     $12,384     $26,244
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------


      EBITA (1)

      Cable Networks             $  309    $  262    $  366    $  311     $  271    $  316   $   675     $   573     $ 1,160

      Publishing                     94        85       196       176        112       234       290         261         607

      Music                         102        93       101        96         99       205       203         189         493

      Filmed
      Entertainment (2)             375       104       203       160        233       198       578         264         695

      Broadcasting-
      The WB Network                (41)      (38)      (30)      (23)       (17)      (15)      (71)        (61)        (93)

      Cable (3)                     403       381     1,180       448        417       448     1,583         829       1,694

      Intercompany
      elimination                    12       (35)        1        (8)       (33)      (18)       13        (43)         (94)
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------

      Total                      $1,254    $  852    $2,017    $1,160     $1,082    $1,368   $ 3,271     $ 2,012     $ 4,462
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------


      Depreciation of Property, Plant
        and Equipment

      Cable Networks             $   31    $   27    $   32    $   30     $   31    $   28   $    63     $    57     $   116

      Publishing                     19        19        19        19         20        22        38          38          80

      Music                          17        19        18        19         16        18        35          38          72

      Filmed
      Entertainment                  30        42        38        39         49        42        68          81         172

      Broadcasting-
      The WB Network                  -         -         1         -          1         -         1           -           1

      Cable                         182       231       198       215        206       212       380         446         864
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------

      Total                      $  279    $  338    $  306    $  322     $  323    $  322   $   585     $   660     $ 1,305
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------





                                                THREE MONTHS ENDED                            SIX MONTHS ENDED     YEAR ENDED
                              ------------------------------------------------------------  --------------------  -----------
                                    MARCH 31,           JUNE 30,       SEPT 30, DECEMBER 31,      JUNE 30,        DECEMBER 31,
                              ------------------- ------------------- ---------- ---------  --------------------  -----------
                               Restated Pro Forma  Restated Pro Forma Pro Forma  Pro Forma  Restated   Pro Forma  Pro Forma
                               1999 (4)  1998 (4)  1999 (4)  1998 (4)  1998 (4)  1998 (4)   1999 (4)   1998 (4)   1998 (4)
                              --------- --------- --------- --------- ---------- ---------  --------  ----------  -----------

      Amortization of Intangible
      Assets

      Cable Networks             $   50    $   50    $   51    $   50     $   50    $   50   $   101     $   100     $   200

      Publishing                     10         9        10         8         10        11        20          17          38

      Music                          67        68        70        71         69        72       137         139         280

      Filmed
      Entertainment                  50        54        50        54         58        50       100         108         216

      Broadcasting-
      The WB Network                  1         1         1         1          -         1         2           2           3

      Cable                         133       152       134       148        148       145       267         300         593
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
      Total                      $  311    $  334    $  316    $  332     $  335    $  329   $   627     $   666     $ 1,330
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------


      --------------------------------
      (1) EBITA represents
          business segment
          operating income
          before noncash
          amortization of
          intangible assets,
          Time Warner's
          business segment
          operating income was:  $  943    $  518    $1,701    $  828     $  747    $1,039   $ 2,644     $ 1,346     $ 3,132
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------
                              ---------  --------  --------  --------   --------  --------  --------  ----------  ----------

      (2) Includes a net
          pretax gain of
          approximately $215
          million recognized
          in the first
          quarter of 1999 in
          connection with
          the early termination
          and settlement of a
          long-term home video
          distribution agreement.

      (3) Includes net pretax
          gains relating to the
          sale or exchange of
          certain cable television
          systems and investments
          of $771 million in
          the second quarter
          of 1999, $14 million
          in the first quarter of
          1998 and $70 million in
          the second quarter of 1998.

      (4) Restated and pro
          forma amounts reflect
          the consolidation of
          the Entertainment
          Group, substantially
          all TWE, retroactive
          to the beginning
          of each period.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 16, 1999.


                                         TIME WARNER INC.



                                         By:   /s/  Joseph A. Ripp
                                         Name:    Joseph A. Ripp
                                         Title:   Executive Vice President
                                                  and Chief Financial Officer